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                                                                    EXHIBIT 99.1

SELECTED FINANCIAL DATA
Dollars in thousands, except per share data

YEAR ENDED DECEMBER 31                         2003            2002           2001           2000           1999
                                           -----------     -----------    -----------    -----------    -----------
Total interest income                      $   257,019     $   275,853    $   301,638    $   300,514    $   274,459
Total interest expense                          86,990          98,372        134,984        136,775        112,874
Net interest income                            170,029         177,481        166,654        163,739        161,585
Provision for loan losses                       17,155          13,624         26,727         12,393         11,894
Total non-interest income                       68,155          66,145         52,015         43,704         34,674
Total non-interest expense                     185,025         185,003        149,259        136,298        120,186
Income from continuing operations               27,038          31,271         31,769         42,153         44,780
Income from discontinued operations,
   net of tax                                   31,751          32,064         21,216         19,755         16,356
Net income                                      58,789          63,335         52,985         61,908         61,145

AT YEAR-END
Total assets                               $ 8,308,310     $ 7,090,232    $ 6,488,383    $ 6,126,792    $ 5,892,263
Net loans                                    3,213,058       3,188,224      3,061,936      2,980,248      2,921,561
Assets of discontinued operations            3,751,136       2,735,204      2,202,004      2,125,737      1,936,455
Deposits                                     3,439,510       3,304,105      3,338,913      3,227,249      3,100,815
Long-term debt                                 584,808         400,056        276,802        198,907        196,860
Liabilities of discontinued operations       3,386,021       2,467,123      2,022,538      1,954,863      1,786,066
Total stockholder's equity                     606,909         598,596        572,407        503,422        491,436

PER COMMON SHARE (1)
Basic earnings per share
   Continuing operations                   $       .58     $       .68    $       .71    $       .94    $       .99
   Discontinued operations                         .69             .69            .48            .44            .36
   Net income                                     1.27            1.37           1.19           1.38           1.35
Diluted earnings per share
   Continuing operations                           .57             .67            .70            .92            .97
   Discontinued operations                         .68             .68            .47            .43            .36
   Net income                                     1.25            1.35           1.17           1.35           1.33
Cash dividends declared                            .93             .81            .68            .61            .59
Book value (2)                                   13.10           12.93          12.37          10.87          11.13

RATIOS
Return on average assets (2)                      1.32%           1.50%          1.27%          1.56%          1.57%
Return on average equity (2)                      9.66           10.97           9.81          12.28          12.50
Dividend payout ratio (2)                        72.90           59.03          52.81          45.36          43.81
Average equity to average assets                  7.66            8.51           8.58           8.42           8.75

(1) Per share amounts have been restated for the stock dividend declared on April 28, 2003.

(2) Effective January 1, 2004, F.N.B. Corporation spun-off its Florida operations into a separate independent public company. As a result of the spin-off, the Florida operations' earnings for prior years have been classified as discontinued operations on the Corporation's consolidated income statements and the assets and liabilities related to the discontinued operations have been disclosed separately on the Corporation's consolidated balance sheets for prior years. In addition, note that the book value at period end, stockholders' equity, the return on average equity ratio and the dividend payout ratio for prior years include the discontinued operations. The return on average assets excludes the assets of discontinued operations.

QUARTERLY EARNINGS SUMMARY (UNAUDITED)
Dollars in thousands, except per share data

QUARTER ENDED 2003                                      MAR. 31       JUNE 30     SEPT. 30       DEC. 31
                                                       --------      --------     --------      --------
Total interest income                                  $ 66,547      $ 65,096     $ 62,868      $ 62,508
Total interest expense                                   21,394        23,075       21,872        20,649
Net interest income                                      45,153        42,021       40,996        41,859
Provision for loan losses                                 4,127         3,903        4,285         4,840
Total non-interest income                                16,932        17,837       17,591        15,795
Total non-interest expense                               37,289        36,311       67,469        43,956
Income from continuing operations                        14,609        14,070       (7,815)        6,174
Income from discontinued operations, net of tax           8,719        10,586        8,299         4,147
Net income                                               23,328        24,656          484        10,321

PER COMMON SHARE(1)
Basic earnings per share
   Continuing operations                               $    .32      $    .30     $   (.17)     $    .13
   Discontinued operations                                  .19           .23          .18           .09
   Net income                                               .51           .53          .01           .22
Diluted earnings per share
   Continuing operations                                    .31           .30         (.17)          .13
   Discontinued operations                                  .19           .22          .18           .09
   Net income                                               .50           .53          .01           .22
Cash dividends declared                                     .21           .24          .24           .24

QUARTER ENDED 2002                                      MAR. 31       JUNE 30     SEPT. 30       DEC. 31
                                                       --------      --------     --------      --------
Total interest income                                  $ 69,658      $ 68,501     $ 69,019      $ 68,674
Total interest expense                                   26,421        25,116       23,534        23,301
Net interest income                                      43,238        43,385       45,485        45,373
Provision for loan losses                                 2,926         3,155        3,432         4,111
Total non-interest income                                14,152        16,442       16,951        18,600
Total non-interest expense                               75,829        36,083       36,823        36,268
Income from continuing operations                       (15,814)       14,662       15,805        16,618
Income from discontinued operations, net of tax           6,931         9,287        8,326         7,520
Net income                                               (8,883)       23,949       24,131        24,138

Per Common Share(1)
Basic earnings per share
   Continuing operations                               $   (.34)     $    .32     $    .34      $    .36
   Discontinued operations                                  .15           .20          .18           .16
   Net income                                              (.19)          .52          .52           .52
Diluted earnings per share
   Continuing operations                                   (.33)          .31          .33      $    .36
   Discontinued operations                                  .14           .20          .18           .16
   Net income                                              (.19)          .51          .51           .52
Cash dividends declared                                     .18           .21          .21           .21

(1) Per share amounts have been restated for the stock dividend declared on April 28, 2003.

(2) Effective January 1, 2004, F.N.B. Corporation spun-off its Florida operations into a separate independent public company. As a result of the spin-off, the Florida operations' earnings for prior years have been classified as discontinued operations on the Corporation's consolidated income statements and the assets and liabilities related to the discontinued operations have been disclosed separately on the Corporation's consolidated balance sheets for prior years.